UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event being reported): December 7, 2007

IPALCO ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-8644	35-1575582
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

One Monument Circle Indianapolis, Indiana		46204
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 317-261-8261

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

IPALCO Enterprises, Inc. and Indianapolis Power & Light Company (the “Companies”) are filing this Current Report on Form 8-K/A as Amendment No. 1 to its Current Report on Form 8-K (the “Original Form 8-K”) filed with the Securities and Exchange Commission (the “Commission”) on December 13, 2007, to report that Deloitte & Touche LLP (“Deloitte”) has completed its audit services for the fiscal year ending December 31, 2007.  As disclosed in the Original Form 8-K, Ernst & Young LLP (“E&Y”) was appointed as the Companies’ independent registered public accounting firm commencing with the audit for the fiscal year ending December 31, 2008.

Item 4.01   Changes in Registrant’s Certifying Accountant

  On December 7, 2007, the Boards of Directors of the Companies decided that following the completion of the audit for the fiscal year ending December 31, 2007, the Companies will terminate the engagement of Deloitte, as the Companies’ independent registered public accounting firm.  On April 18, 2008, upon completion of audit services related to Indianapolis Power & Light Company’s filing of Federal Energy Regulatory Commission Form No. 1, Deloitte completed its audit services for the Companies for the fiscal year ended December 31, 2007.

  Deloitte’s audit reports dated March 24, 2008 on the Companies’ consolidated financial statements as of and for the years ended December 31, 2007 and December 31, 2006 included in its Form 10-K filed March 26, 2008 did not contain adverse opinions or disclaimers of opinion and were not  qualified or modified as to uncertainty, audit scope, or accounting principles, except that the 2007 reports included explanatory paragraphs indicating (i) as discussed in Notes 3 and 11 to the consolidated financial statements, the Companies adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes, on January 1, 2007 and (ii) as discussed in Note 12 to the consolidated financial statements, the Companies adopted the recognition and related disclosure provisions of Statement of Financial Accounting Standards No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132R, which changed the method of accounting for and the disclosures regarding pension and postretirement benefits.

  During the years ended December 31, 2007 and December 31, 2006, and the subsequent interim period through the date of this filing ,there were no: (i) disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures within the meaning of item 304(a)(1)(iv) of Regulation S-K, which, if not resolved to its satisfaction, would have caused Deloitte to make reference thereto in connection with its reports on the Companies’ consolidated financial statements for such years, or (ii) reportable events (as defined in Regulation S-K Item 304 (a)(1)(v)).

  We have requested and Deloitte furnished us with a letter addressed to the Securities and Exchange Commission stating that Deloitte agrees with the statements set forth above. A copy of Deloitte’s letter, dated April 18, 2008, is filed as Exhibit 16.1 to this Form 8-K.

  The Companies appointed Ernst & Young LLP as their independent registered public accounting firm for the consolidated financial statements for the fiscal year ending December 31, 2008.  The Companies have not consulted with Ernst & Young during their two most recent fiscal years or during any subsequent interim period prior to their appointment as auditor regarding any matters described in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits

Exhibit 16.1    Letter from Deloitte & Touche LLP, dated April 22, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPALCO ENTERPRISES, INC.
(Registrant)

Date:	April 23, 2008	/s/ Kirk B. Michael
Kirk B. Michael
Vice President and Chief Financial Officer
(Duly Authorized Officer)